Subsequent Events	12 Months Ended
Feb. 28, 2026
Subsequent Events [Abstract]
Subsequent Events

Note 17 – Subsequent Events

On March 4, 2026, Finger Motion Company Limited, a wholly owned subsidiary of the Company, entered into a further extension agreement with the existing lender in respect of the remaining outstanding balance of SGD$500,000 under the loan agreement dated July 18, 2024, extending the repayment date from March 4, 2026 to September 4, 2026. The loan had previously been extended on September 4, 2025, when the repayment date was extended from September 4, 2025 to March 4, 2026 and the interest rate was revised to 24.5% per annum. All other material terms remained unchanged.

On May 13, 2026, the Company entered into a securities purchase agreement with an institutional investor and issued a senior secured convertible note (the “Note”) with an original principal amount of $5,000,000 and an original issue discount of $700,000. The Note is convertible into shares of the Company’s common stock at an initial fixed conversion price of $0.94 per share, subject to adjustment as set forth in the Note.

In connection with the issuance of the Note, pursuant to the adjustment provisions to the exercise price contained within the common stock purchase warrants (the “Common Warrants”) and the placement agent warrant (the “Placement Agent Warrant”) issued in the registered direct offering that closed on December 23, 2024, the number of warrants remaining under the Common Warrants has been increased by 2,293,771 and the number of warrants remaining under the Placement Agent Warrant have increased by 74,666, with the remaining number of warrants thereunder entitling the holders of the Common Warrants and the Placement Agent to purchase an aggregate of 6,344,031 shares of common stock at a price of $0.94 per share.

Except for the above, the Company has determined that it does not have any other material subsequent events to disclose in these consolidated financial statements.